                             RUSSELL INSURANCE FUNDS
                        SUPPLEMENT DATED NOVEMBER 5, 1996
                    TO THE PROSPECTUS DATED OCTOBER 16, 1996



Effective November 5, 1996 the Multi-Style Equity Fund will be managed by the following Money Managers.


          Chancellor LGT Asset Management Inc., 1166 Avenue of the Americas, New York, NY 10036, is wholly-owned by Liechtenstein Global Trust which, in turn, is controlled by the Prince of Liechtenstein Foundation. The Prince of Liechtenstein Foundation serves as the parent organization for the various business enterprises of the Princely Family of Liechtenstein.

          Equinox Capital Management Inc., 399 Park Ave., 28th Floor, New York, NY 10022. Equinox is a registered investment adviser with majority ownership held by Ron Ulrich.

          Westpeak Investment Advisors, LP, 1011 Walnut Street, Suite 300, Boulder, CO 80302, is indirectly controlled by Metropolitan Life Insurance Company.